4901-5195-9128 v.2 CERTAIN INFORMATION IN THIS EXHIBIT MARKED [*] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (A) NOT MATERIAL AND (B) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED FOURTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT This FOURTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Agreement”) is made as of July 29, 2025, by and among EOS ENERGY ENTERPRISES, INC., a Delaware corporation, as borrower (the “Borrower”) and grantor, the guarantors and other grantors party hereto, the Lenders party hereto, and CERBERUS US SERVICING, LLC, as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent (in such capacity, the “Collateral Agent”, together with the Administrative Agent, the “Agent”). RECITALS: WHEREAS, the Borrower, the other Credit Parties, the Agent and Lenders are party to that certain Credit and Guaranty Agreement, dated as of June 21, 2024 (as amended by the First Omnibus Amendment to Credit Documents, dated as of November 26, 2024, as further amended by the First Amendment to Credit and Guaranty Agreement, dated as of April 30, 2025, as further amended by the Second Amendment to Credit and Guaranty Agreement, dated as of May 28, 2025, as further amended by the Third Amendment to Credit and Guaranty Agreement, dated as of May 30, 2025 and as further amended, amended and restated, supplemented, extended, refinanced and/or otherwise modified and in effect prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Agreement, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement). WHEREAS, the Borrower has requested that the Lenders and the Agent agree to make certain amendments to the Existing Credit Agreement. WHEREAS, the Borrower, the Lenders and the Agent have so agreed on the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows: 1. Amendment to the Credit Agreement. Effective as of the Amendment Effective Date: (a) Schedule 1.1 to the Existing Credit Agreement is hereby deleted in its entirety and replaced with the Schedule 1.1 attached as Exhibit A hereto and made a part hereof. 2. Effectiveness. This Agreement shall become effective on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received counterparts of this Agreement duly executed by each Credit Party, each Lender and the Agent. 3. Representations and Warranties. Each Credit Party hereby represents and warrants as follows: (a) Authority. Each Credit Party has the requisite corporate or limited liability company power and authority to execute and deliver this Agreement, and to perform its obligations hereunder and under the Credit Documents (as amended or modified hereby) to which it is a party. The

4901-5195-9128 v.2 -2- execution, delivery and performance by each Credit Party of this Agreement have been duly approved by all necessary corporate or limited liability company action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restriction binding on any Credit Party. No other corporate or limited liability company proceedings are necessary to consummate such transactions. (b) Enforceability. This Agreement has been duly executed and delivered by the Credit Parties. This Agreement and each Credit Document (as amended or modified hereby) is the legal, valid and binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms, and is in full force and effect. (c) Representations and Warranties. The representations and warranties made the Credit Parties contained in each Credit Document are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case, such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date). (d) No Default. No event has occurred and is continuing that constitutes a Default or Event of Default as of the date hereof or would result from the execution and delivery of this Agreement. 4. Reference to and Effect on the Credit Agreement. (a) Upon the effectiveness hereof, each reference to the “Credit Agreement” in the Credit Document shall mean and be a reference to the “Credit Agreement” (as defined herein). (b) The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed. Each Credit Party hereby (i) agrees that, except as specifically provided herein, this Agreement and the transactions contemplated hereby shall not limit or diminish the obligations of the Credit Parties arising under or pursuant to the Credit Agreement or the other Credit Documents to which it is a party, (ii) reaffirms its obligations under the Credit Agreement and each and every other Credit Document to which it is a party and (iii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent pursuant to any of the Credit Documents and all filings made with any Governmental Authority in connection with such Liens. Without in any way limiting the foregoing, this Agreement shall not constitute a novation of the Credit Documents or any Obligations. (c) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders (including in connection with any Default or Event of Default), nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith (or any Default or Event of Default thereunder). (d) This Agreement is a Credit Document. 5. Release. Each Credit Party hereby remises, releases, acquits, satisfies and forever discharges Agent, the Lenders and their respective agents, employees, officers, directors, predecessors, attorneys and all others acting or purporting to act on behalf of or at the direction of Agent or the Lenders (collectively, “Releasees”), of and from any and all manner of actions, causes of action, suits, damages,

4901-5195-9128 v.2 -3- claims and demands, in each case, that as of the date hereof are known or reasonably should be known to such Credit Party, in law or in equity, which such Credit Party ever had, now has or, to the extent arising from or in connection with any act, omission or state of facts taken or existing on or prior to the date hereof, may have after the date hereof against any Releasees in connection with the Credit Agreement or the other Credit Documents, including, but not limited to, the rights to contest (i) the right of Agent and each Lender to exercise its rights and remedies described in the Credit Agreement and the other Credit Agreement Documents, (ii) any provision of the Credit Agreement or the other Credit Documents or (iii) any conduct of Agent, the Lenders or other Releasees relating to or arising out of the Credit Agreement or the other Credit Documents on or prior to the date hereof. 6. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be construed in accordance with and governed by the law of the State of New York. Sections 10.15 (Consent to Jurisdiction) and 10.16 (Waiver of Jury Trial) of the Credit Agreement are hereby incorporated by reference, mutatis mutandis. 7. Expenses; Headings; Electronic Execution; Counterparts. Sections 10.2 (Expenses), 10.13 (Headings), 10.25 (Electronic Execution of Assignments and Credit Documents) and 10.19 (Counterparts) of the Credit Agreement are hereby incorporated by reference, mutatis mutandis. [Remainder of page intentionally left blank]

Fourth Amendment to Credit and Guaranty Agreement IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date set forth above. CREDIT PARTIES: EOS ENERGY ENTERPRISES, INC. By: /s/ Joe Mastrangelo Name: Joe Mastrangelo Title: Chief Executive Officer EOS ENERGY ENTERPRISES INTERMEDIATE HOLDINGS, LLC By: /s/ Joe Mastrangelo Name: Joe Mastrangelo Title: President EOS ENERGY STORAGE LLC By: /s/ Joe Mastrangelo Name: Joe Mastrangelo Title: Chief Executive Officer and President EOS SERVICES LLC By: /s/ Joe Mastrangelo Name: Joe Mastrangelo Title: President HI-POWER, LLC By: /s/ Joe Mastrangelo Name: Joe Mastrangelo Title: Chief Executive Officer and President EOS INGENUITY LAB, LLC By: /s/ Joe Mastrangelo Name: Joe Mastrangelo Title: President

Fourth Amendment to Credit and Guaranty Agreement EOS ENTERPRISE HOLDINGS, LLC By: /s/ Joe Mastrangelo Name: Joe Mastrangelo Title: President EOS ENERGY TECHNOLOGY HOLDINGS, LLC By: /s/ Joe Mastrangelo Name: Joe Mastrangelo Title: President

Fourth Amendment to Credit and Guaranty Agreement AGENTS AND LENDERS: CERBERUS US SERVICING, LLC, as Administrative Agent and Collateral Agent By: /s/ Alexander D. Benjamin Name: Alexander D. Benjamin Title: Authorized Signatory CCM DENALI DEBT HOLDINGS, LP, as a Lender By: /s/ Alexander D. Benjamin Name: Alexander D. Benjamin Title: Manager

4901-5195-9128 v.2 Exhibit A Schedule 1.1 to the Credit Agreement Attached.

4938-4189-5769 v.1 Schedule 1.1 Milestone Schedule 1. Delayed Draw Term Loan Milestones. The Lenders’ several obligations to make any Delayed Draw Term Loan shall be subject to the satisfaction of all conditions precedent set forth in Section 3.2 of the Credit Agreement and each of the applicable Milestones set forth below. a. Tranche 1 Term Loan. The Lenders’ several obligations to make the Tranche 1 Term Loan pursuant to Section 2.1(a)(ii) of the Credit Agreement shall be subject to the achievement of the First Milestone on the First Milestone Test Date. In the event that the Borrower fails to achieve the First Milestone on the First Milestone Test Date, each of the Tranche 1 Commitment, the Tranche 2 Commitment and the Tranche 3 Commitment shall (subject to Section 3 below) be automatically terminated, effective immediately after the First Milestone Test Date. b. Tranche 2 Term Loan. The Lenders’ several obligations to make the Tranche 2 Term Loan pursuant to Section 2.1(a)(iii) of the Credit Agreement shall be subject to the achievement of the Second Milestone on the Second Milestone Test Date. In the event that the Borrower fails to achieve the Second Milestone on the Second Milestone Test Date, the Tranche 2 Commitment and the Tranche 3 Commitment shall (subject to Section 3 below) be automatically terminated, effective immediately after the Second Milestone Test Date. c. Tranche 3 Term Loan. The Lenders’ several obligations to make the Tranche 3 Term Loan pursuant to Section 2.1(a)(iv) of the Credit Agreement shall be subject to the achievement of the Third Milestone on the Third Milestone Test Date. In the event that the Borrower fails to achieve the Third Milestone on the Third Milestone Test Date, the Tranche 3 Commitment shall (subject to Section 3 below) be automatically terminated, effective immediately after the Third Milestone Test Date. 2. Applicable Percentage Milestones. The Applicable Percentage shall be subject to increase or, solely in the case of achieving the Fourth Milestone Components, decrease, as set forth below. Each adjustment to the Applicable Percentage set forth below is iterative, such that the failure to achieve each applicable Milestone Component shall result in a separate adjustment that is separate from, and in addition to, any preceding or succeeding adjustment to the Applicable Percentage. Each adjustment to the Applicable Percentage set forth below is in addition to, and separate from, any increases in the Applicable Percentage as set forth in the definition thereof upon the making of any applicable Delayed Draw Term Loan. a. First Milestone Adjustments. Subject to Sections 2(d) and (e) below, the Applicable Percentage shall be increased by [*] percent ([*]%) for each failure to achieve any First Milestone Component, in each case on the First Milestone Test Date, subject to a maximum increase of four percent (4%) for the failure to achieve First Milestone Components. By way of example, the failure to achieve Automation Milestone 1 and Cost Milestone 1, combined with the achievement of each of Sales Milestone 1 and Technology Milestone 1, in each case on First Milestone Test Date, would result in an Applicable Percentage increase of [*] percent ([*]%). b. Second Milestone Adjustments. Subject to Sections 2(d) and (e) below, the Applicable Percentage shall be increased by [*] percent ([*]%) for each failure to achieve any

4938-4189-5769 v.1 Second Milestone Component, in each case on the Second Milestone Test Date, subject to a maximum increase of four percent (4%) for the failure to achieve Second Milestone Components. By way of example, the failure to achieve Automation Milestone 2 and Cost Milestone 2, combined with the achievement of each of Sales Milestone 2 and Technology Milestone 2, in each case on the Second Milestone Test Date, would result in an Applicable Percentage increase of [*] percent ([*]%). c. Third Milestone Adjustments. Subject to Sections 2(d) and (e) below, the Applicable Percentage shall be increased by [*] percent ([*]%) for each failure to achieve any Third Milestone Component, in each case on the Third Milestone Test Date, subject to a maximum increase of four percent (4%) for the failure to achieve Third Milestone Components. By way of example, the failure to achieve Automation Milestone 3 and Cost Milestone 3, combined with the achievement of each of Sales Milestone 3 and Technology Milestone 3, in each case on the Third Milestone Test Date, would result in an Applicable Percentage increase of [*] percent ([*]%). d. Fourth Milestone Adjustments. Subject to Section 2(e) below, the Applicable Percentage shall be increased by [*] percent ([*]%) for each failure to achieve any Fourth Milestone Component, in each case on the Fourth Milestone Test Date, subject to a maximum increase of four percent (4%) for the failure to achieve Fourth Milestone Components; provided, that upon the achievement of any Fourth Milestone Component (in its entirety, not including fractional achievement), if, from and after the Closing Date through and including the Fourth Milestone Test Date, none of the Borrower or any of its Subsidiaries has received any Net Cash Proceeds from the incurrence of any Indebtedness (other than the Term Loans, any Revolving Loans or any Indebtedness permitted by Section 6.1(i) or (j)) or the issuance of any Capital Stock, then any increase to the Applicable Percentage previously made pursuant to any of Sections 2(a), (b) and (c) above due to the failure to achieve any Milestone Component of the same category (e.g., automation) shall be of no further force and effect as of the Fourth Milestone Test Date, and as a result the cumulative increase of the Applicable Percentage due to the prior failure to achieve any Milestone Component of such category shall be reduced to [*]. By way of example, the failure to achieve any of Automation Milestone 1, Automation Milestone 2 or Automation Milestone 3, followed by the achievement of Automation Milestone 4, would result in a cumulative adjustment to the Applicable Percentage of [*] with respect to the automation category of Milestones (so long as from and after the Closing Date through and including the Fourth Milestone Test Date, none of the Borrower or any of its Subsidiaries has received any Net Cash Proceeds from the incurrence of any Indebtedness (other than the Term Loans, any Revolving Loans or any Indebtedness permitted by Section 6.1(i) or (j)) or the issuance of any Capital Stock). In the foregoing example, any adjustments to the Applicable Percentage prior to the Fourth Milestone would remain in effect, notwithstanding the achievement of any Fourth Milestone Component, if after the Closing Date through and including the Fourth Milestone Test Date, the Borrower or any of its Subsidiaries received any Net Cash Proceeds from the incurrence of any Indebtedness (other than the Term Loans, any Revolving Loans or any Indebtedness permitted by Section 6.1(i) or (j)) or the issuance of any Capital Stock. In the event of any decrease to the Applicable Percentage as a result of the achievement of any Fourth Milestone Component such that the Equity Instruments held by Lenders or their assignees or designees, as applicable, exceed the Equity Instruments required in order to satisfy the Equity Instruments Coverage Condition, such Lender, assignee or designee holding any Equity Instruments shall promptly, upon request, cooperate with Borrower to amend, forfeit or return such Equity Instruments as necessary to give effect to such decrease.

4938-4189-5769 v.1 e. Fractional Adjustments. In the case of any Milestone Component that has more than one sub-component, if such Milestone Component has not been achieved but one or more of such sub-components have been achieved, then the total increase to the Applicable Percentage with respect to such Milestone Component shall be equal to [*] percent ([*]%) multiplied by a fraction where (x) the numerator is the number of sub-components of such Milestone Components that were not achieved and (y) the denominator is the total number of sub-components of such Milestone Component. 3. Milestone Certificates. The achievement of all Milestones and Milestone Components set forth herein shall be evidenced by delivery to the Administrative Agent of a certificate of an Authorized Officer in form and substance satisfactory to the Administrative Agent in its sole discretion that certifies achievement or failure of such Milestone and/or Milestone Components and attaching such as the Administrative Agent may request in its sole discretion demonstrating such achievement or failure of such Milestone and/or Milestone Components. The failure to deliver such certificate on or prior to the date that is five (5) Business Days after the applicable Test Date shall be deemed to constitute a failure to achieve each Milestone and/or Milestone Components to which such Test Date is applicable. For the avoidance of doubt, the parties understand and agree that achievement or failure of certain Milestone Components may require evaluation of results to verify satisfaction of the criteria thereof. Administrative Agent may, in its sole discretion, extend or otherwise stay any termination of Commitments pending further determination of whether any such Milestone Component has been satisfied or failed. Upon determination by Agent in its sole discretion that any such Milestone Component has been satisfied after the occurrence of the applicable Test Date or the date on which such certificate is required, such Milestone Component shall be deemed to have been satisfied as of the applicable Test Date. Any Applicable Percentage increase resulting from the failure to achieve any Milestone Component shall be deemed to have occurred immediately and automatically upon (i) delivery of the certificate or (ii) upon the failure to deliver such certificate on or prior to the date that is five (5) Business Days after the applicable Test Date. 4. Defined Terms; Interpretation, etc. a. Capitalized terms used in this Schedule 1.1 and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. b. The rules of construction specified in Section 1.3 of the Credit Agreement also apply to this Schedule 1.1. c. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “Aggregate Cost” means the actual cost of the actual materials and components that were put into the actual EOS Cubes produced, as measured by the documented BOM, updated not less often than monthly and supported by invoices to vendors, calculated using Borrower’s accounting practices as in effect on the Closing Date and in accordance with GAAP, which for the avoidance of doubt does not include any labor costs or overhead costs. “Automation Milestone 1” means the achievement of each of (i) Cycle Time (Automated) of not more than [*] and (ii) Quality Yield of not less than [*] percent ([*]%). “Automation Milestone 2” means the achievement of each of (i) Cycle Time (Blended) of not more than [*] seconds and (ii) Quality Yield of not less than [*] percent ([*]%).

4938-4189-5769 v.1 “Automation Milestone 3” means the achievement of each of (i) Cycle Time (Blended) of not more than [*] seconds and (ii) Quality Yield of not less than [*] percent ([*]%). “Automation Milestone 4” means the achievement of each of (i) Cycle Time (Blended) of not more than [*] seconds and (ii) Quality Yield of not less than [*] percent ([*]%). “Cost Milestone 1” means that (i) the Aggregate Cost of EOS Cubes, including without limitation battery modules, enclosures, BOC, BMS and electrical materials (including and accounting for scrap) produced during the calendar month preceding the month ending on the First Milestone Test Date, divided by (ii) the number of EOS Cubes produced during such month, equals an amount that is not more than [*] Dollars ($[*]). “Cost Milestone 2” means that (i) the Aggregate Cost of EOS Cubes, including without limitation battery modules, enclosures, BOC, BMS and electrical materials (including and accounting for scrap) produced during the calendar month preceding the month ending on the Second Milestone Test Date, divided by (ii) the number of EOS Cubes produced during such month, equals an amount that is not more than [*] Dollars ($[*]). “Cost Milestone 3” means that (i) the Aggregate Cost of EOS Cubes, including without limitation battery modules, enclosures, BOC, BMS and electrical materials (including and accounting for scrap) produced during the calendar month preceding the month ending on the Third Milestone Test Date, divided by (ii) the number of EOS Cubes produced during such month, equals an amount that is not more than [*] Dollars ($[*]). “Cost Milestone 4” means that (i) the Aggregate Cost of EOS Cubes, including without limitation battery modules, enclosures, BOC, BMS and electrical materials (including and accounting for scrap) produced during the calendar month preceding the month ending on the Fourth Milestone Test Date, divided by (ii) the number of EOS Cubes produced during such month, equals an amount that is not more than [*] Dollars ($[*]). “Cycle Time (Automated)” means the number of seconds obtained by dividing (i) the total number of Z3 battery modules produced by Line 1 (as a fully automated operating line of production) per hour (averaged over a [*]-hour test period) by (ii) [*] seconds, as measured for such [*]- hour period at the end of the line, completed on or prior to the First Milestone Test Date. “Cycle Time (Blended)” means the number of seconds obtained by dividing (i) the total number of Z3 battery modules produced by Line 1 (as a fully operating line of production) over total Effective Hours (averaged on a per-hour basis over such Effective Hours) by (ii) [*] seconds, as measured throughout the full calendar month ending on the applicable Milestone Test Date. “Draw Period” means the Tranche 1 Term Loan Draw Period, the Tranche 2 Term Loan Draw Period or Tranche 3 Term Loan Draw Period, as applicable. “Effective Hours” means hours of production, excluding breaks, maintenance, test/training runs, engineering builds, power outages, startup and other planned and unplanned business interruption. “First Milestone” means the achievement of all First Milestone Components. “First Milestone Component” means each of Automation Milestone 1, Cost Milestone 1, Sales Milestone 1 or Technology Milestone 1.

4938-4189-5769 v.1 “First Milestone Test Date” means August 31, 2024. “Fourth Milestone” means the achievement of all Fourth Milestone Components. “Fourth Milestone Component” means each of Automation Milestone 4, Cost Milestone 4, Sales Milestone 4 or Technology Milestone 4. “Fourth Milestone Test Date” means April 30, 2025; provided, however, with respect to Sales Milestone 4, “Fourth Milestone Test Date” means October 31, 2025. “Milestone” means the First Milestone, the Second Milestone, the Third Milestone or the Fourth Milestone, as applicable. “Milestone Component” means the First Milestone Components, the Second Milestone Components, the Third Milestone Components or the Fourth Milestone Components, as applicable. “Milestone Test Date” means the First Milestone Test Date, Second Milestone Test Date, Third Milestone Test Date, or the Fourth Milestone Test Date, as applicable. “Quality Yield” means the percentage obtained by dividing (i) the number of Z3 battery modules accepted during the Effective Hours, as measured by the quality acceptance criteria at the end of Line 1 (as a fully operating line of production), by (ii) the number of Z3 battery modules produced during the Effective Hours, in each case measured over the course of the full calendar month ending on the applicable Milestone Test Date. “Sales Milestone 1” means the achievement of receipt of not less than [*] Dollars ($[*]) of aggregate payments from customers through and including completion of factory acceptance tests of EOS Cubes pursuant to the terms of purchase orders for, or other similar customer agreements for the purchase of, EOS Cubes powered by Z3 battery modules, through and including the First Milestone Test Date. For the avoidance of doubt any deposits or payments refunded or otherwise returned to any customer for any shall reduce the calculation of deposits or payments (as applicable) for purposes of the foregoing. For the avoidance of doubt, such computation of receipts shall include all such receipts from the Closing Date through such Milestone Test Date. “Sales Milestone 2” means the achievement of each of (i) receipt of not less than [*] Dollars ($[*]) of aggregate payments from customers in the ordinary course of business upon the signing of purchase orders for, or other similar customer agreements for the purchase of, EOS Cubes powered by Z3 battery modules through and including the Second Milestone Test Date and (ii) receipt of not less than [*] Dollars ($[*]) of aggregate payments from customers through and including completion of factory acceptance tests of EOS Cubes pursuant to the terms of purchase orders for, or other similar customer agreements for the purchase of, EOS Cubes powered by Z3 battery modules, through and including the Second Milestone Test Date. For the avoidance of doubt (a) such computation of receipts shall be cumulative of receipts from the Closing Date through such Milestone Test Date and (b) any deposits or payments refunded or otherwise returned to any customer for any shall reduce the calculation of deposits or payments (as applicable) for purposes of the foregoing clauses (i) and (ii). “Sales Milestone 3” means the achievement of each of (i) receipt of not less than [*] Dollars ($[*]) of aggregate payments from customers in the ordinary course of business upon the signing of purchase orders for, or other similar customer agreements for the purchase of, EOS Cubes powered by Z3 battery modules through and including the Third Milestone Test Date and (ii) receipt of not less than [*] Dollars ($[*]) of aggregate payments from customers through and including completion of factory

4938-4189-5769 v.1 acceptance tests of EOS Cubes pursuant to the terms of purchase orders for, or other similar customer agreements for the purchase of, EOS Cubes powered by Z3 battery modules, through and including the Third Milestone Test Date. For the avoidance of doubt (a) such computation of receipts shall be cumulative of receipts from the Closing Date through such Milestone Test Date and (b) any deposits or payments refunded or otherwise returned to any customer for any shall reduce the calculation of deposits or payments (as applicable) for purposes of the foregoing clauses (i) and (ii). “Sales Milestone 4” means the achievement of each of (i) receipt of not less than [*] Dollars ($[*]) of aggregate payments from customers in the ordinary course of business upon the signing of purchase orders for, or other similar customer agreements for the purchase of, EOS Cubes powered by Z3 battery modules through and including the Fourth Milestone Test Date and (ii) receipt of not less than [*] Dollars ($[*]) of aggregate payments from customers through and including completion of factory acceptance tests of EOS Cubes pursuant to the terms of purchase orders for, or other similar customer agreements for the purchase of, EOS Cubes powered by Z3 battery modules, through and including the Fourth Milestone Test Date. For the avoidance of doubt (a) such computation of receipts shall be cumulative of receipts from the Closing Date through such Milestone Test Date and (b) any deposits or payments refunded or otherwise returned to any customer for any shall reduce the calculation of deposits or payments (as applicable) for purposes of the foregoing clauses (i) and (ii). “Second Milestone” means the achievement of all Second Milestone Components. “Second Milestone Component” means each of Automation Milestone 2, Cost Milestone 2, Sales Milestone 2 or Technology Milestone 2. “Second Milestone Test Date” means October 31, 2024. “Technology Milestone 1” means the completion of Z3 version 3.5 battery module product performance tests using standard capacity test protocol that demonstrated capacity of EOS Cubes powered by Z3 battery modules of not less than [*] kilowatt hours, determined using standard cell test protocol (with energy density normalized to the geometric area of the felt), not later than the First Milestone Test Date. “Technology Milestone 2” means the completion of Z3 version 3.5 battery module product performance tests using standard capacity test protocol1 that demonstrated each of the following for both units under test not later than the Second Milestone Test Date: (i) completion of not less than [*] battery standard battery test cycles2, (ii) minimum of [*] kilowatt hours discharged at [*] kilowatts ([*] hour test), (iii) minimum of [*] kilowatt hours discharged at [*] kilowatts ([*] hour test), and (iv) a ratio of total energy output produced by discharge from Z3 battery modules to total energy input required by the charging of Z3 battery modules measured over the course of [*] hours of continuous operation of not less than [*]. “Technology Milestone 3” means the completion of Z3 version 3.5 battery module product performance tests using standard capacity test protocol that demonstrated each of the following for both units under test not later than the Third Milestone Test Date: (i) completion of not less than [*] standard battery test cycles, (ii) minimum of [*] kilowatt hours discharged at [*] kilowatts ([*] hour test), 1 Detailed engineering specifications for standard capacity test protocol will be jointly developed by Administrative Agent and Borrower no later than July 15, 2024. Test specifications will be placed under revision control in the Borrower’s engineering system, and subsequent changes tracked under change control and Administrative Agent’s signature approval will be required on all changes. 2 Detailed engineering specifications for standard battery test cycle will be jointly developed by Administrative Agent and Borrower no later than July 15, 2024. Test specifications will be placed under revision control in the Borrower’s engineering system, and subsequent changes tracked under change control and Administrative Agent’s signature approval will be required on all changes.

4938-4189-5769 v.1 (iii) minimum of [*] kilowatt hours discharged at [*] kilowatts ([*] hour test), (iv) DC round trip efficiency of not less than [*]% ([*]t hour test at [*] kilowatts), and (v) cumulative downtime (excluding any downtime related to any factors outside of the EOS Cube itself (e.g., inverter, exogenous events)) of less than [*] hours. “Technology Milestone 4” means the completion of Z3 version 3.5 battery module product performance tests using standard capacity test protocol that demonstrated each of the following for both units under test not later than the Fourth Milestone Test Date: (i) completion of not less than [*] standard battery test cycles, (ii) minimum of [*] kilowatt hours discharged at [*] kilowatts ([*] hour test), (iii) minimum of [*] kilowatt hours discharged at [*] kilowatts ([*] hour test), (iv) DC round trip efficiency of not less than [*]% ([*] hour test at [*] kilowatts), and (v) cumulative downtime (excluding any downtime related to any factors outside of the EOS Cube itself (e.g., inverter, exogenous events)) of less than [*] hours. “Test Date” means the First Milestone Test Date, the Second Milestone Test Date, the Third Milestone Test Date or the Fourth Milestone Test Date, as applicable. “Third Milestone” means the achievement of all Third Milestone Components. “Third Milestone Component” means each of Automation Milestone 3, Cost Milestone 3, Sales Milestone 3 or Technology Milestone 3. “Third Milestone Test Date” means January 31, 2025. “Tranche 1 Term Loan Draw Period” means the period commencing on the date on which both (i) the conditions precedent set forth in Section 3.2 of the Credit Agreement have been satisfied and (ii) the First Milestone has been achieved (it being understood that the First Milestone cannot be achieved prior to the First Milestone Test Date) and a Milestone certificate satisfying the requirements of Section 3 of this Schedule shall have been delivered, and ending on the earlier of (i) occurrence of any Event of Default (for the avoidance of doubt including without limitation any such occurrence prior to the First Milestone Test Date), and (ii) the date that is 30 calendar days after the First Milestone Test Date. “Tranche 2 Term Loan Draw Period” means the period commencing on the date on which both (i) the conditions precedent set forth in Section 3.2 of the Credit Agreement have been satisfied and (ii) the Second Milestone has been achieved (it being understood that the Second Milestone cannot be achieved prior to the Second Milestone Test Date) and a Milestone certificate satisfying the requirements of Section 3 of this Schedule shall have been delivered, and ending on the earlier of (i) occurrence of any Event of Default (for the avoidance of doubt including without limitation any such occurrence prior to the Second Milestone Test Date), and (ii) the date that is 30 calendar days after the Second Milestone Test Date. “Tranche 3 Term Loan Draw Period” means the period commencing on the date on which both (i) the conditions precedent set forth in Section 3.2 of the Credit Agreement have been satisfied and (ii) the Third Milestone has been achieved (it being understood that the Third Milestone cannot be achieved prior to the Third Milestone Test Date) and a Milestone certificate satisfying the requirements of Section 3 of this Schedule shall have been delivered, and ending on the earlier of (i) occurrence of any Event of Default (for the avoidance of doubt including without limitation any such occurrence prior to the Third Milestone Test Date), and (ii) the date that is 30 calendar days after the Third Milestone Test Date.